UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DIGIMARC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/01/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available at www.proxyvote.com:

Notice of the 2008 Annual Meeting of Stockholders / 2008 Proxy Statement / Annual Report to Stockholders for the year ended December 31, 2007 / Proxy Card

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 04/11/08 to facilitate timely delivery.

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DIGIMARC CORPORATION

Vote In Person
DIGIMARC CORPORATION C/O COMPUTERSHARE INVESTOR SERVICES

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

250 ROYALL STREET MS 3B
CANTON, MA 02021	Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Date, Time and Location
The Annual Meeting for holders as of 03/03/08
is to be held on 05/01/08 at 11:00 A.M. PDT
at:	Digimarc Corporation
9405 S.W. Gemini Drive
Beaverton, OR 97008

FOR MEETING DIRECTIONS,
PLEASE CALL: 1-503-469-4800

Voting items
The Board of Directors recommends a vote FOR
each of the Class III nominees named below.

1. ELECTION OF DIRECTORS:
Nominees:
01) Bruce Davis
02) Brian J. Grossi
03) James T. Richardson

The Board of Directors recommends a vote FOR Proposal No. 2.

2.              PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2008.